                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 18, 1998
                                                           -------------


                         The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-4174                     73-0569878
---------------                 ---------------            -------------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                  74172
------------------------------------                                ----------
                    (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  918/588-2000
                                                   ---------------


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.


In connection with the acquisition on March 28, 1998, by The Williams Companies, Inc. (the "Company") of MAPCO Inc. which has been accounted for as a pooling of interests, included herein are the restated consolidated financial statements and schedule of The Williams Companies, Inc. for the three years ended December 31, 1997, and related reports of its independent auditors and a copy of the Annual Report on Form 10-K of MAPCO Inc. for the year ended December 31, 1997. These restated consolidated financial statements of the Company replace the supplemental consolidated financial statements contained in the Company's Current Report on Form 8-K dated April 27, 1998, and are now the historical financial statements of the Company. Certain exhibits labeled below as "restated" have been restated to reflect the combined operations of the Company and MAPCO Inc.

Item 7.  Financial Statements and Exhibits.

      The Company files the following exhibits as part of this Report:

      Exhibit 11.         Computation of Earnings Per Common Share (Restated).

      Exhibit 12. Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements (Restated).

      Exhibit 23(a).      Consent of Independent Auditors, Ernst & Young LLP.

      Exhibit 23(b).      Consent of Independent Auditors, Deloitte & Touche
                          LLP.

      Exhibit 27.         Financial Data Schedule (Restated).

      Exhibit 99(a). Management's Discussion and Analysis of Financial Condition and Results of Operations (Restated).

                          The Company's Consolidated Financial Statements for the three years ended December 31, 1997 (Restated), with Report of Independent Auditors, Ernst & Young LLP.

      Exhibit 99(b).      Opinion of Independent Auditors, Deloitte & Touche
                          LLP.

      Exhibit 99(c).      Selected Financial Data (Restated).

      Exhibit 99(d).      Schedule II - Valuation and Qualifying Accounts
                          (Restated).

      Exhibit 99(e). Annual Report on Form 10-K for MAPCO Inc. for the year ended December 31, 1997 (incorporating by reference the filing by MAPCO Inc. of its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed March 4, 1998, Commission File No. 1-5254).

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          THE WILLIAMS COMPANIES, INC.




Date: May 18, 1998                        /s/ GARY R. BELITZ
                                          ------------------------------------
                                          Name:  Gary R. Belitz
                                          Title: Controller and
                                                 Chief Accounting Officer

                              INDEX TO EXHIBITS

            EXHIBIT NO.                     DESCRIPTION
            -----------                     -----------

           Exhibit 11.            Computation of Earnings Per Common Share
                (Restated).

           Exhibit 12.            Computation of Ratio of Earnings to Combined
                Fixed Charges and Preferred Stock Dividend Requirements (Restated).

           Exhibit 23(a).         Consent of Independent Auditors, Ernst &
                Young LLP.

           Exhibit 23(b).         Consent of Independent Auditors, Deloitte &
                Touche LLP.

           Exhibit 27.            Financial Data Schedule (Restated).

           Exhibit 99(a).         Management's Discussion and Analysis of Financial
                Condition and Results of Operations (Restated).

                                  The Company's Consolidated Financial
                Statements for the three years ended December 31, 1997
                (Restated), with Report of Independent Auditors, Ernst & Young
                LLP.

           Exhibit 99(b).         Opinion of Independent Auditors, Deloitte &
                Touche LLP.

           Exhibit 99(c).         Selected Financial Data (Restated).

           Exhibit 99(d).         Schedule II - Valuation and Qualifying
                Accounts (Restated).

           Exhibit 99(e). Annual Report on Form 10-K for MAPCO Inc. for the year ended December 31, 1997 (incorporating by reference the filing by MAPCO Inc. of its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed March 4, 1998,
                Commission File No. 1-5254).